Exhibit 33.2
Management’s Assertion on
Compliance with Regulation AB Criteria
     Discover Financial Services LLC (“DFS” or the “Asserting Party”) is responsible for assessing its compliance, as of and for the fiscal year ended November 30, 2006 (the “Reporting Period”), with the servicing criteria applicable to it in connection with the First Revised Service Agreement dated May 17, 2000, as amended, by and between DFS (formerly Discover Financial Services, Inc.) and Discover Bank (formerly Greenwood Trust Company). The Asserting Party used the criteria set forth in Item 1122(d) of Regulation AB, excluding the criteria set forth in Items 1122 (d)(1)(i), (d)(1)(iii), (d)(1)(iv), (d)(2)(i), (d)(2)(ii), (d)(2)(iii), (d)(2)(iv), (d)(2)(v), (d)(2)(vi), (d)(2)(vii), (d)(3)(i), (d)(3)(ii), (d)(3)(iii), (d)(3)(iv), (d)(4)(i), (d)(4)(ii), (d)(4)(iii), (d)(4)(v), (d)(4)(x), (d)(4)(xi), (d)(4)(xii), (d)(4)(xiii), and (d)(4)(xv) of Regulation AB, which the Asserting Party has concluded are not applicable to the activities it performs with respect to the asset-backed securities transactions covered by this report (such applicable criteria, after giving effect to the exclusions identified above, the “Applicable Servicing Criteria”), to assess such compliance. The transactions covered by this report include all asset-backed securities transactions conducted by Discover Card Master Trust I that were registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or were not required to be registered where the related asset-backed securities were outstanding during the Reporting Period (the “Platform”), as listed in Appendix A.
     DFS has assessed its compliance with the Applicable Servicing Criteria for the Reporting Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria for the Reporting Period with respect to the Platform taken as a whole.
     Deloitte & Touche LLP, an independent registered public accounting firm, has issued an attestation report for the Platform on the assessment of compliance with the Applicable Servicing Criteria for the Reporting Period as set forth in this assertion.

Discover Financial Services LLC, Servicer of Discover Card Master Trust I
By:	/s/ Roger Hochschild
Roger Hochschild
President and Chief Operating Officer
Date: February 2, 2007

Appendix A
Series 1996-3:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 1996-4:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 1998-5:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 2000-4:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 2000-7:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 2000-9:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 2001-1:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 2001-2:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 2001-3:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 2001-6:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates

Series 2002-2:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 2002-3:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 2003-1:
Subseries 2, Class A Credit Card Pass-Through Certificates
Subseries 2, Class B Credit Card Pass-Through Certificates
Subseries 3, Class A Credit Card Pass-Through Certificates
Subseries 3, Class B Credit Card Pass-Through Certificates
Series 2003-2:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 2003-3:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 2003-4:
Subseries 1, Class A Credit Card Pass-Through Certificates
Subseries 1, Class B Credit Card Pass-Through Certificates
Subseries 2, Class A Credit Card Pass-Through Certificates
Subseries 2, Class B Credit Card Pass-Through Certificates
Series 2004-1:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 2004-2:
Subseries 1, Class A Credit Card Pass-Through Certificates
Subseries 1, Class B Credit Card Pass-Through Certificates
Subseries 2, Class A Credit Card Pass-Through Certificates
Subseries 2, Class B Credit Card Pass-Through Certificates
Series 2005-1:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates

Series 2005-2:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 2005-A:
Class A Credit Card Pass-Through Certificates
Series 2005-3:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates
Series 2005-4:
Subseries 1, Class A Credit Card Pass-Through Certificates
Subseries 1, Class B Credit Card Pass-Through Certificates
Subseries 2, Class A Credit Card Pass-Through Certificates
Subseries 2, Class B Credit Card Pass-Through Certificates
Series 2006-A:
Class A Credit Card Pass-Through Certificates
Series 2006-B:
Class A Credit Card Pass-Through Certificates
Series 2006-1:
Subseries 1, Class A Credit Card Pass-Through Certificates
Subseries 1, Class B Credit Card Pass-Through Certificates
Subseries 2, Class A Credit Card Pass-Through Certificates
Subseries 2, Class B Credit Card Pass-Through Certificates
Series 2006-2:
Subseries 1, Class A Credit Card Pass-Through Certificates
Subseries 1, Class B Credit Card Pass-Through Certificates
Subseries 2, Class A Credit Card Pass-Through Certificates
Subseries 2, Class B Credit Card Pass-Through Certificates
Subseries 3, Class A Credit Card Pass-Through Certificates
Subseries 3, Class B Credit Card Pass-Through Certificates
Series 2006-3:
Class A Credit Card Pass-Through Certificates
Class B Credit Card Pass-Through Certificates